MUNIHOLDINGS
                                                              NEW JERSEY
                                                              INSURED FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 1999

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

TO OUR SHAREHOLDERS

For the 12-month period ended July 31, 1999, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.807 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.58%, based on a month-end net asset value of $14.47 per share. During the same period, the total investment return on the Fund's Common Stock was +1.56%, based on a change in per share net asset value from $15.09 to $14.47, and assuming reinvestment of $0.855 per share ordinary income dividends.

For the 12 months ended July 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.01% for Series A and 3.03% for Series B.

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields continued to rise. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six months ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. The yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

For the fiscal year ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the second half of the year and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies were also a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the latter half of the fiscal year.

Short-term tax-exempt interest rates provided a significant yield benefit to MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders. Although the Federal Reserve Board increased short-term taxable interest rates, with a possibility of more tightening to follow, interest rates on the Fund's Preferred Stock have remained at or below historical averages for much of 1999. However, should the spread between long-term and short-term interest rates narrow, the benefits of the leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

September 14, 1999


                                     2 & 3

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                 S&P    Moody's   Face                                                                                       Value
STATE          Ratings  Ratings  Amount  Issue                                                                             (Note 1a)
====================================================================================================================================
New Jersey--92.1%                        Bernards Township, New Jersey, School District GO:
                  AA      A1    $ 3,205    5.30% due 1/01/2022                                                              $  3,185
                  AA      A1      3,370    5.30% due 1/01/2023                                                                 3,347
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     3,350  Brick Township, New Jersey, Municipal Utilities Authority, Revenue Refunding
                                         Bonds, 5% due 12/01/2016 (b)                                                          3,251
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     7,000  Delaware River and Bay Authority Revenue Bonds, 5.25% due 1/01/2026 (b)               6,843
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     2,845  East Orange, New Jersey, Board of Education, COP, 5.36%** due 8/01/2025 (d)             675
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     5,000  Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding Bonds
                                         (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)                       4,972
                  ------------------------------------------------------------------------------------------------------------------
                  NR*     Aaa     2,000  Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding
                                         Bonds, Series A, 5% due 4/01/2022 (d)                                                 1,911
                  ------------------------------------------------------------------------------------------------------------------
                                         Freehold Township, New Jersey, Board of Education, GO (d):
                  AAA     NR*     1,455    5.40% due 7/15/2024 (i)                                                             1,460
                  AAA     NR*     1,540    5.40% due 7/15/2025                                                                 1,545
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     NR*     2,550  Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue
                                         Refunding Bonds (Hudson County Lease Project), 5.40% due 10/01/2025 (b)               2,554
                  ------------------------------------------------------------------------------------------------------------------
                                         Metuchen, New Jersey, School District GO (b):
                  AAA     NR*     1,185    5.20% due 9/15/2023                                                                 1,164
                  AAA     NR*     1,245    5.20% due 9/15/2024                                                                 1,221
                  AAA     NR*     1,315    5.20% due 9/15/2025                                                                 1,289
                  AAA     NR*     1,385    5.20% due 9/15/2026                                                                 1,354
                  AAA     NR*     1,460    5.20% due 9/15/2027                                                                 1,427
                  ------------------------------------------------------------------------------------------------------------------
                                         Middlesex County, New Jersey, COP (e):
                  AAA     Aaa     4,855    5.25% due 6/15/2023                                                                 4,796
                  AAA     Aaa     8,575    5.30% due 6/15/2029                                                                 8,486
                  ------------------------------------------------------------------------------------------------------------------
                  BBB-    NR*     4,000  New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                                         Series A, 5.50% due 1/01/2025                                                         3,731
                  ------------------------------------------------------------------------------------------------------------------
                  A1+     VMIG1+    700  New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project),
                                         VRDN, AMT, Series A, 3.25% due 6/01/2026 (a)(g)                                         700
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     5,000  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation
                                         Project), AMT, Series A, 5.70% due 6/01/2032 (e)                                      5,094
                  ------------------------------------------------------------------------------------------------------------------
                                         New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT (f):
                  AAA     Aaa     8,960    Series 34, 7.32% due 5/01/2032 (b)                                                  8,700
                  AAA     Aaa     7,400    Series 35, 7.27% due 2/01/2038 (e)                                                  7,023
                  ------------------------------------------------------------------------------------------------------------------
                                         New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                  AAA     Aaa     3,270    (AHS Hospital Corporation), Series A, 5.375% due 7/01/2019 (a)                      3,260
                  AAA     Aaa     2,750    (Cathedral Health Services), 5.25% due 8/01/2021 (c)(e)                             2,680
                  BBB     NR*     3,075    (Christian Health Care Center), Series A, 5.50% due 7/01/2018                       2,909
                  AAA     Aaa     2,000    (Meridan Health System Obligation Group), 5.25% due 7/01/2029 (d)                   1,930
                  AAA     Aaa     1,570    (Shoreline Behavioral Health Center), 5.50% due 7/01/2017 (e)                       1,579
                  AAA     Aaa     3,270    (Shoreline Behavioral Health Center), 5.50% due 7/01/2027 (e)                       3,275
                  BBB     Baa2    6,130    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                       6,139
                  AAA     Aaa     2,340    (Virtua Health Inc.), 5.25% due 7/01/2014 (d)                                       2,323
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     6,640  New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax
                                         Revenue Refunding Bonds, 5% due 9/01/2017 (e)                                         6,432
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     5,200  New Jersey State Educational Facilities Authority Revenue Bonds (The College of
                                         New Jersey), Series A, 5.125% due 7/01/2006 (e)(h)                                    5,417
                  ------------------------------------------------------------------------------------------------------------------
                                         New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
                  BBB     Baa2    2,030    (Monmouth University), Series C, 5.75% due 7/01/2017                                2,034
                  BBB     Baa2    2,000    (Monmouth University), Series C, 5.80% due 7/01/2022                                2,000
                  AAA     Aaa     2,850    (University of Medicine & Dentistry), Series B, 5.25% due 12/01/2021 (a)            2,817
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     NR*     2,730  New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                                         Bonds, AMT, Series A, 5.25% due 6/01/2018 (e)                                         2,658
                  ------------------------------------------------------------------------------------------------------------------
                                         New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Home Buyer,
                                         AMT (e):
                  AAA     Aaa     4,195    Series K, 6.375% due 10/01/2026                                                     4,433
                  AAA     Aaa     2,000    Series U, 5.60% due 10/01/2012                                                      2,032
                  AAA     Aaa     2,820    Series U, 5.65% due 10/01/2013                                                      2,899
                  AAA     Aaa     5,000    Series U, 5.85% due 4/01/2029                                                       5,138
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     NR*     1,200  North Hudson Sewer Authority, New Jersey, Revenue Bonds, 5.125%
                                         due 8/01/2022 (b)                                                                     1,163
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     2,045  Perth Amboy, New Jersey, Board of Education, GO, Refunding, 5.25%
                                         due 8/01/2019 (e)                                                                     2,030
                  ------------------------------------------------------------------------------------------------------------------
                  AA      A1      3,500  Rutgers State University, New Jersey, Revenue Bonds, Series A, 5.20%
                                         due 5/01/2027                                                                         3,395
                  ------------------------------------------------------------------------------------------------------------------
                                         South Jersey Transportation Authority, New Jersey, Transportation System
                                         Revenue Refunding Bonds (a):
                  AAA     Aaa     1,765    5% due 11/01/2019                                                                   1,700
                  AAA     Aaa     6,325    5% due 11/01/2029                                                                   5,985
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     NR*     4,260  Sparta Township, New Jersey, School District, GO, Refunding, 5%
                                         due 9/01/2020 (e)                                                                     4,099
                  ------------------------------------------------------------------------------------------------------------------
                                         Winslow Township, New Jersey, School District, GO (b):
                  AAA     NR*     1,430    5.20% due 8/01/2018                                                                 1,418
                  AAA     NR*     1,500    5.20% due 8/01/2019                                                                 1,483
                  ------------------------------------------------------------------------------------------------------------------

Portfolio      To simplify the         AMT  Alternative Minimum Tax (subject to)
Abbreviations  listings of             COP  Certificates of Participation
               MuniHoldings New        EDA  Economic Development Authority
               Jersey Insured Fund,    GO   General Obligation Bonds
               Inc.'s portfolio        RITR Residual Interest Trust Receipts
               holdings in the         VRDN Variable Rate Demand Notes
               Schedule of
               Investments, we have
               abbreviated the names
               of many of the
               securities according
               to the list at right.


                                      4 & 5

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                 S&P    Moody's   Face                                                                                       Value
STATE          Ratings  Ratings  Amount  Issue                                                                             (Note 1a)
====================================================================================================================================
New York--3.2%    AAA     Aaa   $ 5,000  Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                         (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (e)  $  5,089
                  ------------------------------------------------------------------------------------------------------------------
                  A1+     VMIG1+    400  Port Authority of New York and New Jersey, Special Obligation Revenue Refunding
                                         Bonds (Versatile Structure Obligation), VRDN, Series 3, 3.25% due 6/01/2020 (g)         400
====================================================================================================================================
Puerto Rico--4.0% AAA     Aaa     6,000  Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Revenue
                                         Bonds, Series A, 5% due 7/01/2028 (a)                                                 5,651
                  ------------------------------------------------------------------------------------------------------------------
                  AAA     Aaa     1,095  Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities),
                                         Series B, 5% due 7/01/2027 (a)                                                        1,031
====================================================================================================================================
                  Total Investments (Cost--$171,487)--99.3%                                                                  168,127
                  Variation Margin on Financial Futures Contracts--Net***--0.0%                                                   77
                  Other Assets Less Liabilities--0.7%                                                                          1,096
                                                                                                                            --------
                  Net Assets--100.0%                                                                                        $169,300
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(h)   Prerefunded.
(i) All or a portion of security held as collateral in connection with financial futures contracts.

      See Notes to Financial Statements.

+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                 (in Thousands)
--------------------------------------------------------------------------------
Number of                                 Expiration                  Value
Contracts           Issue                    Date                (Notes 1a & 1b)
--------------------------------------------------------------------------------
   223         US Treasury Bonds        September 1999              $25,638
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$25,753)                                     $25,638
                                                                    =======
--------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Ernst & Young LLP.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of July 31, 1999 were as follows:

----------------------------------------------------------
                                                Percent of
S&P Rating/Moody's Rating                       Net Assets
----------------------------------------------------------
AAA/Aaa ........................................   82.9%
AA/Aa ..........................................    5.9
BBB/Baa ........................................    9.9
Other+ .........................................    0.6
----------------------------------------------------------

+     Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

             As of July 31, 1999
====================================================================================================================================
Assets:      Investments, at value (identified cost--$171,486,819) (Note 1a) .........................                  $168,126,988
             Receivables:
               Securities sold .......................................................................  $  6,645,022
               Interest ..............................................................................     2,071,399
               Variation margin (Note 1b) ............................................................        76,656       8,793,077
                                                                                                        ------------
             Deferred organization expenses (Note 1e) ................................................                        14,688
             Prepaid expenses ........................................................................                         9,932
                                                                                                                        ------------
             Total assets ............................................................................                   176,944,685
                                                                                                                        ------------
====================================================================================================================================
Liabilities: Payables:
               Securities purchased ..................................................................     7,182,302
               Dividends to shareholders (Note 1f) ...................................................       173,330
               Investment adviser (Note 2) ...........................................................        75,189
               Custodian bank (Note 1g) ..............................................................        67,970
               Offering costs (Note 1e) ..............................................................        60,000       7,558,791
                                                                                                        ------------
             Accrued expenses ........................................................................                        85,458
                                                                                                                        ------------
             Total liabilities .......................................................................                     7,644,249
                                                                                                                        ------------
====================================================================================================================================
Net Assets:  Net assets ..............................................................................                  $169,300,436
                                                                                                                        ============
====================================================================================================================================
Capital:     Capital Stock (200,000,000 shares authorized) (Note 4):
               Preferred Stock, par value $.10 per share (2,720 shares of AMPS*
               issued and outstanding at $25,000 per share liquidation preference) ...................                  $ 68,000,000
               Common Stock, par value $.10 per share (7,000,496 shares issued and outstanding) ......  $    700,050
             Paid-in capital in excess of par ........................................................   103,388,100
             Undistributed investment income--net ....................................................       683,924
             Accumulated distribution in excess of realized capital gains on investments--net
             (Note 1f) ...............................................................................      (226,339)
             Unrealized depreciation on investments--net .............................................    (3,245,299)
                                                                                                        ------------
             Total--Equivalent to $14.47 net asset value per share of Common Stock
             (market price--$13.4375) ................................................................                   101,300,436
                                                                                                                        ------------
             Total capital ...........................................................................                  $169,300,436
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.
See Notes to Financial Statements.


                                     6 & 7

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

STATEMENT OF OPERATIONS

                         For the Year Ended July 31, 1999
====================================================================================================================================
Investment               Interest and amortization of premium and discount earned ....................                 $ 9,187,631
Income (Note 1d):
====================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ...........................................  $  967,863
                         Commission fees (Note 4) ....................................................     174,189
                         Professional fees ...........................................................      82,666
                         Accounting services (Note 2) ................................................      52,712
                         Transfer agent fees .........................................................      31,777
                         Printing and shareholder reports ............................................      23,543
                         Directors' fees and expenses ................................................      19,489
                         Listing fees ................................................................      17,123
                         Custodian fees ..............................................................      13,805
                         Pricing fees ................................................................       8,664
                         Amortization of organization expenses (Note 1e) .............................       4,066
                         Other .......................................................................       8,664
                                                                                                        ----------
                         Total expenses before reimbursement .........................................   1,404,561
                         Reimbursement of expenses (Note 2) ..........................................     (92,053)
                                                                                                        ----------
                         Total expenses after reimbursement ..........................................                   1,312,508
                                                                                                                       -----------
                         Investment income--net ......................................................                   7,875,123
                                                                                                                       -----------
====================================================================================================================================
Realized & Unrealized    Realized gain on investments--net ...........................................                     325,337
Gain (Loss) on           Change in unrealized appreciation/depreciation on investments--net ..........                  (4,373,963)
Investments--Net                                                                                                       -----------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations ........................                 $ 3,826,497
                                                                                                                       ===========
====================================================================================================================================

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year       For the Period
                                                                                                   Ended           March 11, 1998+
                    Increase (Decrease) in Net Assets:                                          July 31, 1999     to July 31, 1998
====================================================================================================================================
Operations:         Investment income--net ...................................................  $  7,875,123        $  3,212,922
                    Realized gain (loss) on investments--net .................................       325,337            (116,731)
                    Change in unrealized appreciation/depreciation on investments--net .......    (4,373,963)          1,128,664
                                                                                                ------------        ------------
                    Net increase in net assets resulting from operations .....................     3,826,497           4,224,855
                                                                                                ------------        ------------
====================================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ...........................................................    (5,676,267)         (1,809,255)
Shareholders          Preferred Stock ........................................................    (2,078,554)           (840,045)
(Note 1f):          Realized gain on investments--net:
                      Common Stock ...........................................................       (77,651)                 --
                      Preferred Stock ........................................................      (130,955)                 --
                    In excess of realized gain on investments--net:
                      Common Stock ...........................................................      (226,339)                 --
                                                                                                ------------        ------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders ..........................................................    (8,189,766)         (2,649,300)
                                                                                                ------------        ------------
====================================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock ...................................            --         104,025,000
Transactions        Proceeds from issuance of Preferred Stock ................................            --          68,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in reinvestment of
                    dividends and distributions ..............................................       696,570             228,035
                    Offering costs resulting from the issuance of Common Stock ...............            --            (190,000)
                    Offering and underwriting costs resulting from the issuance of
                    Preferred Stock ..........................................................            --            (771,460)
                                                                                                ------------        ------------
                    Net increase in net assets derived from capital stock transactions .......       696,570         171,291,575
                                                                                                ------------        ------------
====================================================================================================================================
Net Assets:         Total increase (decrease) in net assets ..................................    (3,666,699)        172,867,130
                    Beginning of period ......................................................   172,967,135             100,005
                                                                                                ------------        ------------
                    End of period* ...........................................................  $169,300,436        $172,967,135
                                                                                                ============        ============
====================================================================================================================================
                  * Undistributed investment income--net .....................................  $    683,924        $    563,622
                                                                                                ============        ============
====================================================================================================================================

+     Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                   For the          For the Period
                                                                                                 Year Ended       March 11, 1998+
                         Increase (Decrease) in Net Asset Value:                                July 31, 1999     to July 31, 1998
====================================================================================================================================
Per Share                Net asset value, beginning of period .................................  $    15.09         $    15.00
Operating                                                                                        ----------         ----------
Performance:             Investment income--net ...............................................        1.13                .46
                         Realized and unrealized gain (loss) on investments--net ..............        (.58)               .16
                                                                                                 ----------         ----------
                         Total from investment operations .....................................         .55                .62
                                                                                                 ----------         ----------
                         Less dividends and distributions to Common Stock shareholders:
                           Investment income--net .............................................        (.81)              (.26)
                           Realized gain on investments--net ..................................        (.01)                --
                           In excess of realized gain on investments--net .....................        (.03)                --
                                                                                                 ----------         ----------
                         Total dividends and distributions to Common Stock shareholders .......        (.85)              (.26)
                                                                                                 ----------         ----------
                         Capital charge resulting from issuance of Common Stock ...............          --               (.03)
                                                                                                 ----------         ----------
                         Effect of Preferred Stock activity:++
                           Dividends and distributions to Preferred Stock shareholders:
                             Investment income--net ...........................................        (.30)              (.12)
                             Realized gain on investments--net ................................        (.02)                --
                         Capital charge resulting from issuance of Preferred Stock ............          --               (.12)
                                                                                                 ----------         ----------
                         Total effect of Preferred Stock activity .............................        (.32)              (.24)
                                                                                                 ----------         ----------
                         Net asset value, end of period .......................................  $    14.47         $    15.09
                                                                                                 ==========         ==========
                         Market price per share, end of period ................................  $  13.4375         $   15.375
                                                                                                 ==========         ==========
====================================================================================================================================
Total Investment         Based on market price per share ......................................      (7.44%)             4.29%++++
Return:**                                                                                        ==========         ==========
                         Based on net asset value per share ...................................       1.56%              2.35%++++
                                                                                                 ==========         ==========
====================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** ..............................       1.22%               .29%*
Average Net Assets of                                                                            ==========         ==========
Common Stock:            Total expenses*** ....................................................       1.31%              1.21%*
                                                                                                 ==========         ==========
                         Total investment income--net*** ......................................       7.32%              8.17%*
                                                                                                 ==========         ==========
                         Amount of dividends to Preferred Stock shareholders ..................       1.93%              2.14%*
                                                                                                 ==========         ==========
                         Investment income--net, to Common Stock shareholders .................       5.39%              6.03%*
                                                                                                 ==========         ==========
====================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement .................................        .75%               .18%*
Total Average                                                                                    ==========         ==========
Net Assets:+++***        Total expenses .......................................................        .80%               .76%*
                                                                                                 ==========         ==========
                         Total investment income--net .........................................       4.48%              5.13%*
                                                                                                 ==========         ==========
====================================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders ............................       3.04%              3.61%*
Average Net Assets of                                                                            ==========         ==========
Preferred Stock:
====================================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) .....  $  101,300         $  104,967
                                                                                                 ==========         ==========
                         Preferred Stock outstanding, end of period (in thousands) ............  $   68,000         $   68,000
                                                                                                 ==========         ==========
                         Portfolio turnover ...................................................      64.93%             32.46%
                                                                                                 ==========         ==========
====================================================================================================================================
Leverage:                Asset coverage per $1,000 ............................................  $    2,490         $    2,544
                                                                                                 ==========         ==========
====================================================================================================================================
Dividends Per Share      Series A--Investment income--net .....................................  $      763         $      317
On Preferred Stock                                                                               ==========         ==========
Outstanding:             Series B--Investment income--net .....................................  $      766         $      300
                                                                                                 ==========         ==========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on March 30, 1998.
+++   Includes Common and Preferred Stock average net assets.
++++  Aggregate total investment return.

      See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


                                    10 & 11

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on August 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade, which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 1999, FAM earned fees of $967,863, of which $92,053 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $112,329,676 and $114,083,407, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                    Gains         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...................        $    37,698        $(3,359,831)
Financial futures contracts .............            287,639            114,532
                                                 -----------        -----------
Total ...................................        $   325,337        $(3,245,299)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,359,831, of which $229,611 related to appreciated securities and $3,589,442 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $171,486,819.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended July 31, 1999 increased by 44,928 as a result of dividend reinvestment and during the period March 11, 1998 to July 31, 1998 increased by 6,935,000 as a result of the initial public offering and by 13,901 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 1999 were Series A, 2.70% and Series B, 2.60%.

Shares issued and outstanding during the year ended July 31, 1999 remained constant and during the period March 11, 1998 to July 31, 1998 increased by 2,720 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 1999, MLPF&S earned $43,069 as commissions.

5. Reorganization Plan:

On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization is subject to shareholder approval. MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On August 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on August 30, 1999 to shareholders of record as of August 23, 1999.


                                    12 & 13

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from March 11, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 1999 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the indicated periods in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

MetroPark, New Jersey
August 26, 1999


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                  Payable          Ordinary
                                                   Date             Income
--------------------------------------------------------------------------------
Common Stock Shareholders                        12/30/98          $.043424
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A         11/17/98          $  27.39
                                                 11/24/98          $  21.16
                                ------------------------------------------------
                                Series B         11/20/98          $  27.39
                                                 11/27/98          $  20.35
--------------------------------------------------------------------------------
Please retain this information for your records.


YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President
  and Treasurer
William E. Zitelli, Secretary


Custodian

The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol

MUJ

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDNJ2--7/99

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